Exhibit 99.1
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is intended to accompany the Quarterly Report of Commerce Bancorp, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of their knowledge, the undersigned, in their respective capacities as set forth below, hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


     /s/      Vernon W. Hill, II , Chief Executive Officer    Date: May 14, 2003
     ---------------------------


     /s/      Douglas J. Pauls, Chief Financial Officer       Date: May 14, 2003
     -------------------------


A signed original of this written statement required by Section 906 has been provided to Commerce Bancorp, Inc. and will be retained by Commerce Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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